UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

CLEARBRIDGE

INTERNATIONAL GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Growth Fund for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 1, 2018, ClearBridge, LLC transferred the Fund’s investment management and advisory agreement to ClearBridge Investments, LLC. Both ClearBridge, LLC and ClearBridge Investments, LLC are wholly owned subsidiaries of Legg Mason, Inc. There were no changes to the portfolio managers of the Fund as a result of the transfer, as the portfolio managers serve in the same roles under ClearBridge Investments, LLC. For more information, please see the prospectus supplement dated May 18, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	ClearBridge International Growth Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

ClearBridge International Growth Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook, the International Monetary Fund (“IMF”)ii said, “Global growth for 2018–19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through

IV	ClearBridge International Growth Fund

December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ClearBridge International Growth Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund normally invests primarily in common stocks of foreign companies that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. Intrinsic value, in our view, is the value of the company measured, to different extents depending on the type of the company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world. We consider foreign companies to include those organized, headquartered or with substantial operations outside of the United States. However, the Fund is not precluded from purchasing stocks of U.S. companies. These companies may be located, or have substantial operations, in emerging markets, provided that the Fund will normally not invest more than 10% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the Fund’s objective.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2018, international markets struggled, with developed markets holding up better than emerging markets. Japan, Asia ex-Japan and the U.K. outperformed by losing less than the 6.85% decline of the MSCI EAFE Indexi, while Europe ex-U.K. lagged slightly. Central banks outside the U.S. continued their accommodative stance in an effort to spur inflation and growth, but the European Central Bank (“ECB”)ii began to wind down its quantitative easing program by slowing its government bond purchases. A developing trade war between the U.S. and China, the world’s two largest economies, unfavorable currency trends caused by a strengthening U.S. dollar, as well as geopolitical uncertainty in Europe weighed on stock prices.

The escalation of global trade tensions is the biggest worry among investors right now. The outcome of what we view as aggressive trade negotiations by the U.S. is hard to predict and could have ripple effects into other regions, like Europe. The German economy is highly dependent on trade, particularly areas like autos, and demand would be negatively impacted by the inflationary impact of tariffs. Inflation could also become an issue in the U.S. and create a sales headwind for products targeted by tariffs.

Global politics seems to be rising in importance in investor’s calculus and we are monitoring those moves closely. The failure of Italy to form a coalition government in May 2018 reintroduced populist risks to the viability of the Eurozone, caused a sharp sell-off in the banking industry and pressured the euro. Fiscal policy in Italy remained unsettled after it submitted a budget plan to the European Union (“EU”) that exceeded debt to gross domestic product (“GDP”)iii guidelines. In the U.K., Prime Minister May’s unsuccessful Brexit negotiations with the EU has hurt British shares.

ClearBridge International Growth Fund 2018 Annual Report	1

Fund overview (cont’d)

Rising perceptions of risk have caused the U.S. dollar to appreciate against the euro and other currencies. This is beneficial for European exporters but presents problems for commodity-dependent emerging markets, that finance their debt in U.S. dollar. Those with higher levels of U.S. dollar-denominated debt have been particularly hard hit.

These near-term concerns were balanced during the reporting period by robust global economic fundamentals, which should continue to be supportive of equities. Unemployment is at multi-decade lows in the U.S., EU and Japan. We are seeing gathering strength in consumer spending across the markets we target, and global Purchasing Managers’ Index (“PMI”)iv readings are in healthy territory, indicating industrial expansion. In addition, China is aggressively increasing its stimulus programs to maintain economic growth and ward off negative impacts from tariffs.

Q. How did we respond to these changing market conditions?

A. Recognizing that a company’s growth potential can be analyzed in a number of different stages and under a number of different scenarios, we apply a diversified perspective in identifying companies for the Fund’s portfolio. We diversify across business models, company size and the maturity of a company’s growth cycle with the objective of identifying attractively valued businesses that can compound growth with below benchmark risk over the long term. We systemically evaluate all stocks in our universe through a proprietary model to identify candidates for investments, focused on attractive quality and valuation characteristics with rising momentum in earnings, growth and price.

The result is a portfolio that targets companies across the wide spectrum of growth available in non-U.S. markets in three growth categories or buckets: structural, secular and emerging. We seek to own this range of growth companies in a portfolio broadly diversified by market capitalizations, countries and sectors. We believe this approach gives us the best chance to fully participate in the growth available in varying market environments, including both narrow and broad growth markets.

The Fund’s portfolio was fairly well protected against volatility in international markets during the reporting period as the Fund was underweight cyclicals, including the Financials sector. We reduced our Financials exposure and also trimmed our Information Technology (“IT”) sector exposure by taking profits in some strong performing stocks, including financial software maker Temenos Group AG and chipmaker ASML Holdings NV. Meanwhile, we increased our weighting in the more defensive Health Care sector. We were also active in the Industrials sector, taking advantage of attractive entry points with two new positions in Japan: TechnoPro Holdings, a provider of engineering talent, and Monotaro, an online distributor of machine tools, engine parts and related industrial goods.

The somber mood over non-U.S. economic fundamentals is not properly discounting the meaningful improvement we expect to see in the Eurozone and other regions. Capital spending in the Eurozone is at 20-year lows and poised to recover while cash levels are strong. Earnings per share in the region, meanwhile, sit 20% below peak, leaving room for growth and multiple expansion. EU monetary policy also remains highly accommodative compared to the tightening

2	ClearBridge International Growth Fund 2018 Annual Report

regime occurring in the U.S., making capital available for large projects like the construction boom we are seeing around Paris. Construction spending is also picking up in Spain, while Eurozone PMIs are expected to inflect higher after five straight monthly declines to start the year.

Performance review

For the twelve months ended October 31, 2018, Class C shares of ClearBridge International Growth Fund, excluding sales charges, returned -3.81%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned -6.85% for the same period. The Lipper International Multi-Cap Growth Funds Category Average1 returned -8.33% over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Growth Fund:
Class A	-7.43%	-3.09%
Class C	-7.77%	-3.81%
Class FI	-7.43%	-3.10%
Class R	-7.53%	-3.33%
Class I	-7.30%	-2.85%
MSCI EAFE Index	-9.92%	-6.85%
Lipper International Multi-Cap Growth Funds Category Average[1]	-11.05%	-8.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class IS shares is not shown because the inception date for this share class was September 17, 2018.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.22%, 2.03%, 1.29%, 1.59% and 0.98%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 526 funds for the six-month period and among the 517 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge International Growth Fund 2018 Annual Report	3

Fund overview (cont’d)

acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.90% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis the Fund had positive returns in five out of ten sectors (out of eleven sectors in total), with the greatest contributions to returns coming from the Consumer Staples sector.

Relative to the benchmark, overall stock selection contributed to the Fund’s relative performance. In particular, stock selection in the Consumer Staples, Financials, IT and Materials sectors contributed to relative returns. In terms of individual stocks, Shiseido Company, Ltd., Vale S.A., Sartorius AG, Temenos Group AG and Canadian Pacific Railway Ltd. contributed the most to absolute returns.

From a regional perspective, stock selection in emerging markets, North America, Europe ex-U.K. and Japan, was a significant contributor to performance.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall sector allocation detracted from performance during the reporting period. In particular, underweight allocations to the Energy and Health Care sectors as well as stock selection in the Consumer Discretionary, Communication Services1 and Industrials sectors hurt relative returns. In terms of individual positions, Fanuc Corp., Covestro AG, Adient PLC, Alibaba Group Holding Ltd. and Coca-Cola Bottlers Japan Holdings Inc. detracted the most from returns.

From a regional perspective, overweight allocations to emerging markets and North America detracted from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Overall, the Fund made a number of new purchases and sales. The largest purchases included Linde PLC, Legrand SA, L’Oreal SA, Mettler-Toledo International Inc. and AIA Group Ltd. Meanwhile, some of the largest positions we sold included Adient plc, Ryanair Holdings Plc, ING Groep NV, CK Hutchison Holdings Ltd. and Direct Energie SA.

Thank you for your investment in ClearBridge International Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

4	ClearBridge International Growth Fund 2018 Annual Report

focused on achieving the Fund’s investment goals.

Sincerely,

Michael Testorf, CFA

Portfolio Manager

ClearBridge Investments, LLC

Elisa Mazen

Portfolio Manager

ClearBridge Investments, LLC

Pawel Wroblewski, CFA

Portfolio Manager

ClearBridge Investments, LLC

Thor Olsson

Portfolio Manager

ClearBridge Investments, LLC

November 12, 2018

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2018 were Nestle SA (3.9%), Shiseido Co., Ltd. (3.6%), Rentokil Initial PLC (3.5%), SAP SE (3.2%), London Stock Exchange Group PLC (3.1%), ICON PLC (3.0%), Erste Group Bank AG (2.9%), Canadian Pacific Railway Ltd. (2.9%), Diageo PLC (2.8%) and Amadeus IT Group SA (2.2%). Please refer to

ClearBridge International Growth Fund 2018 Annual Report	5

Fund overview (cont’d)

pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Industrials (16.7%), Financials (16.1%), Consumer Staples (15.0%), Information Technology (13.4%) and Consumer Discretionary (12.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

III	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv

The Purchasing Managers’ Index (“PMI”) is an indicator of the economic health of the manufacturing and service sectors. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

6	ClearBridge International Growth Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017. The fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

ClearBridge International Growth Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.43%	$1,000.00	$925.70	1.15%	$5.58	[3]	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	-7.77	1,000.00	922.30	1.90	9.21	[3]	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class FI	-7.43	1,000.00	925.70	1.15	5.58	[3]	Class FI	5.00	1,000.00	1,019.41	1.15	5.85
Class R	-7.53	1,000.00	924.70	1.40	6.79	[3]	Class R	5.00	1,000.00	1,018.15	1.40	7.12
Class I	-7.30	1,000.00	927.00	0.90	4.37	[3]	Class I	5.00	1,000.00	1,020.67	0.90	4.58
Class IS4	-7.93	1,000.00	920.70	0.80	0.93	[5]	Class IS	5.00	1,000.00	1,021.17	0.80	4.08

8	ClearBridge International Growth Fund 2018 Annual Report

[1]	For the six months ended October 31, 2018, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period September 17, 2018 (inception date) to October 31, 2018.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (44), then divided by 365.

ClearBridge International Growth Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS+
Twelve Months Ended 10/31/18	-3.09%	-3.81%	-3.10%	-3.33%	-2.85%	N/A
Five Years Ended 10/31/18	7.19	6.40	7.19	6.91	7.46	N/A
Ten Years Ended 10/31/18	N/A	10.13	10.96	10.68	11.25	N/A
Inception* through 10/31/18	13.21	—	—	—	—	-7.93%

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS+
Twelve Months Ended 10/31/18	-8.67%	-4.78%	-3.10%	-3.33%	-2.85%	N/A
Five Years Ended 10/31/18	5.93	6.40	7.19	6.91	7.46	N/A
Ten Years Ended 10/31/18	N/A	10.13	10.96	10.68	11.25	N/A
Inception* through 10/31/18	12.52	—	—	—	—	-7.93%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/18)	234.76%
Class C (10/31/08 through 10/31/18)	162.44
Class FI (10/31/08 through 10/31/18)	182.97
Class R (10/31/08 through 10/31/18)	175.85
Class I (10/31/08 through 10/31/18)	190.41
Class IS (Inception date of 9/17/18 through 10/31/18)	-7.93

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

+	Not annualized.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, April 17, 1995, January 29, 2004, December 28, 2006, March 4, 2004 and September 17, 2018.

10	ClearBridge International Growth Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge International Growth Fund vs. MSCI EAFE Index† — October 2008 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge International Growth Fund on October 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

Effective December 31, 2015, the Fund’s global growth strategy was replaced with an international growth strategy, and the Fund changed its name from ClearBridge Global Growth Trust to ClearBridge International Growth Fund. The Fund’s past performance would have been different if the Fund was managed using the current investment strategy for the entire period.

ClearBridge International Growth Fund 2018 Annual Report	11

Schedule of investments

October 31, 2018

ClearBridge International Growth Fund

Security	Shares	Value
Common Stocks — 95.9%
Communication Services — 2.0%
Interactive Media & Services — 2.0%
Baidu Inc., ADR	35,390	$6,726,223	*
Tencent Holdings Ltd.	177,016	5,999,967	(a)
Total Communication Services		12,726,190
Consumer Discretionary — 12.1%
Diversified Consumer Services — 0.5%
Arco Platform Ltd., Class A Shares	140,550	2,995,120	*
Household Durables — 0.2%
Victoria PLC	248,880	1,208,907	*(a)
Internet & Direct Marketing Retail — 3.0%
Alibaba Group Holding Ltd., ADR	71,111	10,117,673	*
ASOS PLC	128,952	8,962,517	*(a)
Total Internet & Direct Marketing Retail		19,080,190
Specialty Retail — 2.4%
Industria de Diseno Textil SA	260,929	7,359,281	(a)
Nitori Holdings Co., Ltd.	59,085	7,749,063	(a)
Total Specialty Retail		15,108,344
Textiles, Apparel & Luxury Goods — 6.0%
adidas AG	55,405	13,051,273	(a)
Burberry Group PLC	458,912	10,616,136	(a)
LVMH Moet Hennessy Louis Vuitton SE	45,305	13,725,447	(a)
Total Textiles, Apparel & Luxury Goods		37,392,856
Total Consumer Discretionary		75,785,417
Consumer Staples — 15.0%
Beverages — 2.8%
Diageo PLC, ADR	128,779	17,792,107
Food Products — 3.9%
Nestle SA, ADR	293,051	24,698,338
Household Products — 1.1%
Reckitt Benckiser Group PLC	87,153	7,047,073	(a)
Personal Products — 7.2%
Kao Corp.	146,128	9,717,150	(a)
L’Oreal SA	55,130	12,414,894	(a)
Shiseido Co., Ltd.	361,056	22,711,166	(a)
Total Personal Products		44,843,210
Total Consumer Staples		94,380,728

See Notes to Financial Statements.

12	ClearBridge International Growth Fund 2018 Annual Report

ClearBridge International Growth Fund

Security	Shares	Value
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Suncor Energy Inc.	365,856	$12,272,552
Financials — 16.1%
Banks — 6.7%
Erste Group Bank AG	452,754	18,422,937	(a)
HDFC Bank Ltd., ADR	77,286	6,871,498
Intesa Sanpaolo SpA	2,408,976	5,325,786	(a)
KBC Group NV	164,755	11,344,600	(a)
Total Banks		41,964,821
Capital Markets — 4.6%
Hong Kong Exchanges & Clearing Ltd.	353,603	9,429,093	(a)
London Stock Exchange Group PLC	357,497	19,701,497	(a)
Total Capital Markets		29,130,590
Diversified Financial Services — 0.1%
ORIX Corp.	39,622	644,133	(a)
Insurance — 4.7%
Aflac Inc.	241,926	10,419,753
AIA Group Ltd.	1,302,083	9,903,671	(a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	970,349	9,183,347	(a)
Total Insurance		29,506,771
Total Financials		101,246,315
Health Care — 9.6%
Biotechnology — 0.9%
Hansa Medical AB	129,296	4,520,706	*(a)
Zai Lab Ltd., ADR	48,295	790,106	*
Total Biotechnology		5,310,812
Health Care Equipment & Supplies — 1.7%
Hoya Corp.	191,988	10,873,195	(a)
Life Sciences Tools & Services — 4.8%
ICON PLC	136,632	18,866,147	*
Mettler-Toledo International Inc.	20,725	11,332,844	*
Total Life Sciences Tools & Services		30,198,991
Pharmaceuticals — 2.2%
Novo Nordisk A/S, ADR	176,890	7,638,110
Roche Holding AG	25,780	6,255,469	(a)
Total Pharmaceuticals		13,893,579
Total Health Care		60,276,577

See Notes to Financial Statements.

ClearBridge International Growth Fund 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

ClearBridge International Growth Fund

Security	Shares	Value
Industrials — 16.7%
Commercial Services & Supplies — 3.5%
Rentokil Initial PLC	5,393,586	$21,773,886	(a)
Electrical Equipment — 4.0%
Legrand SA	196,505	12,844,345	(a)
Nidec Corp.	78,109	10,109,130	(a)
Voltabox AG	92,786	1,674,254	*(a)
Total Electrical Equipment		24,627,729
Machinery — 3.5%
Aumann AG	64,167	3,166,851	(a)(b)
Epiroc AB	794,191	6,535,913	*(a)
FANUC Corp.	71,251	12,382,617	(a)
Total Machinery		22,085,381
Professional Services — 2.4%
TechnoPro Holdings Inc.	116,555	6,067,022	(a)
Teleperformance	55,406	9,130,528	(a)
Total Professional Services		15,197,550
Road & Rail — 2.9%
Canadian Pacific Railway Ltd.	89,133	18,272,265
Trading Companies & Distributors — 0.4%
Monotaro Co. Ltd.	114,034	2,504,993	(a)
Total Industrials		104,461,804
Information Technology — 13.4%
Electronic Equipment, Instruments & Components — 1.2%
Comet Holding AG	16,412	1,657,829	(a)
Keyence Corp.	12,271	5,978,481	(a)
Total Electronic Equipment, Instruments & Components		7,636,310
IT Services — 3.9%
Amadeus IT Group SA	173,681	14,004,391	(a)
Keywords Studios PLC	143,346	2,507,020	(a)
Shopify Inc., Class A Shares	45,650	6,306,548	*
StoneCo Ltd., Class A Shares	54,335	1,558,871	*
Total IT Services		24,376,830
Semiconductors & Semiconductor Equipment — 1.6%
ASML Holding NV	59,518	10,177,245	(a)
Software — 6.7%
Check Point Software Technologies Ltd.	109,322	12,134,742	*
SAP SE	185,269	19,855,301	(a)

See Notes to Financial Statements.

14	ClearBridge International Growth Fund 2018 Annual Report

ClearBridge International Growth Fund

Security		Shares	Value
Software — continued
Temenos Group AG		68,191	$9,316,124	(a)
WANdisco PLC		124,260	634,853	*(a)
Total Software			41,941,020
Total Information Technology			84,131,405
Materials — 9.0%
Chemicals — 8.2%
Givaudan SA, Registered Shares		5,108	12,365,763	(a)
Linde PLC		80,062	13,135,241
Sika AG		48,733	6,248,485	(a)
Sociedad Quimica y Minera de Chile SA, ADR		192,527	8,434,608
Umicore SA		237,125	11,163,357	(a)
Total Chemicals			51,347,454
Metals & Mining — 0.8%
Vale SA, ADR		345,600	5,218,560
Total Materials			56,566,014
Total Investments before Short-Term Investments (Cost — $638,965,873)			601,847,002

	Rate
Short-Term Investments — 5.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $31,424,778)	1.995%	31,424,778	31,424,778
Total Investments — 100.9% (Cost — $670,390,651)			633,271,780
Liabilities in Excess of Other Assets — (0.9)%			(5,867,601)
Total Net Assets — 100.0%			$627,404,179

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge International Growth Fund 2018 Annual Report	15

Schedule of investments (cont’d)

October 31, 2018

ClearBridge International Growth Fund

Summary of Investments by Country** (unaudited)
United Kingdom	15.9%
Japan	14.0
Switzerland	9.6
France	7.6
United States	6.4
Germany	6.0
Canada	5.8
China	5.2
Belgium	3.6
Spain	3.4
Hong Kong	3.1
Austria	2.9
Israel	1.9
Sweden	1.7
Netherlands	1.6
Brazil	1.5
Chile	1.3
Denmark	1.2
India	1.1
Italy	0.8
Ireland	0.4
Short-Term Investments	5.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2018 and are subject to change.

See Notes to Financial Statements.

16	ClearBridge International Growth Fund 2018 Annual Report

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $670,390,651)	$633,271,780
Receivable for Fund shares sold	8,995,139
Receivable for securities sold	1,606,836
Dividends and interest receivable	758,268
Prepaid expenses	63,644
Total Assets	644,695,667

Liabilities:
Payable for securities purchased	15,205,689
Payable for Fund shares repurchased	1,400,003
Investment management fee payable	346,291
Service and/or distribution fees payable	96,463
Trustees’ fees payable	1,204
Foreign currency overdraft, at value (Cost — $183)	184
Accrued expenses	241,654
Total Liabilities	17,291,488
Total Net Assets	$627,404,179

Net Assets:
Par value (Note 7)	$147
Paid-in capital in excess of par value	669,346,606
Undistributed net investment income	1,134,491
Accumulated net realized loss on investments and foreign currency transactions	(5,962,707)
Net unrealized depreciation on investments and foreign currencies	(37,114,358)
Total Net Assets	$627,404,179

See Notes to Financial Statements.

ClearBridge International Growth Fund 2018 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2018

Net Assets:
Class A	$84,162,872
Class C	$78,845,736
Class FI	$30,125,870
Class R	$4,895,000
Class I	$429,328,672
Class IS	$46,029

Shares Outstanding:
Class A	2,063,769
Class C	2,070,295
Class FI	708,504
Class R	118,726
Class I	9,737,503
Class IS	1,044

Net Asset Value:
Class A (and redemption price)	$40.78
Class C*	$38.08
Class FI (and redemption price)	$42.52
Class R (and redemption price)	$41.23
Class I (and redemption price)	$44.09
Class IS (and redemption price)	$44.09
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$43.27

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge International Growth Fund 2018 Annual Report

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends	$6,358,037
Interest	186,753
Less: Foreign taxes withheld	(717,898)
Total Investment Income	5,826,892

Expenses:
Investment management fee (Note 2)	2,712,622
Service and/or distribution fees (Notes 2 and 5)	1,077,056
Transfer agent fees (Note 5)	350,630
Registration fees	117,245
Fees recaptured by investment manager (Note 2)	81,757
Custody fees	61,793
Fund accounting fees	55,924
Trustees’ fees	54,022
Audit and tax fees	42,330
Legal fees	32,686
Shareholder reports	29,432
Insurance	3,025
Interest expense	140
Miscellaneous expenses	6,481
Total Expenses	4,625,143
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(56,990)
Net Expenses	4,568,153
Net Investment Income	1,258,739

Realized and Unrealized Loss on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	(5,461,258)
Foreign currency transactions	(21,777)
Net Realized Loss	(5,483,035)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(38,322,157)
Foreign currencies	(20,236)
Change in Net Unrealized Appreciation (Depreciation)	(38,342,393)
Net Loss on Investments and Foreign Currency Transactions	(43,825,428)
Decrease in Net Assets From Operations	$(42,566,689)

See Notes to Financial Statements.

ClearBridge International Growth Fund 2018 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$1,258,739	$314,387
Net realized gain (loss)	(5,483,035)	37,681,109
Change in net unrealized appreciation (depreciation)	(38,342,393)	1,978,322
Increase (Decrease) in Net Assets From Operations	(42,566,689)	39,973,818

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(240,010)	(240,005)
Decrease in Net Assets From Distributions to Shareholders	(240,010)	(240,005)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	571,922,395	82,178,809
Reinvestment of distributions	212,745	195,360
Cost of shares repurchased	(104,905,943)	(30,423,561)
Cost of shares redeemed in-kind (Note 8)	(8,317,752)	—
Increase in Net Assets From Fund Share Transactions	458,911,445	51,950,608
Increase in Net Assets	416,104,746	91,684,421

Net Assets:
Beginning of year	211,299,433	119,615,012
End of year*	$627,404,179	$211,299,433
*Includes undistributed net investment income of:	$1,134,491	$116,064

See Notes to Financial Statements.

20	ClearBridge International Growth Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$42.11	$31.85	$32.80	$32.60	$28.95

Income (loss) from operations:
Net investment income	0.14	0.19	0.23	0.14	0.05
Net realized and unrealized gain (loss)	(1.44)	10.20	(1.18)	0.06	3.60
Total income (loss) from operations	(1.30)	10.39	(0.95)	0.20	3.65

Less distributions from:
Net investment income	(0.03)	(0.13)	—	—	—
Total distributions	(0.03)	(0.13)	—	—	—

Net asset value, end of year	$40.78	$42.11	$31.85	$32.80	$32.60
Total return[2]	(3.09)%	32.75%	(2.90)%	0.61%[3]	12.61%

Net assets, end of year (000s)	$84,163	$35,981	$18,467	$10,477	$10,021

Ratios to average net assets:
Gross expenses	1.16%[4]	1.22%	1.30%	1.19%[4]	1.29%
Net expenses[5,6]	1.15 [4]	1.15	1.15	1.15 [4]	1.15
Net investment income	0.32	0.52	0.74	0.42	0.16

Portfolio turnover rate	31%[7]	176%	89%	39%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.12% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.25% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.25% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense, on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$39.59	$30.05	$31.18	$31.22	$27.93

Income (loss) from operations:
Net investment loss	(0.15)	(0.07)	(0.06)	(0.11)	(0.17)
Net realized and unrealized gain (loss)	(1.36)	9.61	(1.07)	0.07	3.46
Total income (loss) from operations	(1.51)	9.54	(1.13)	(0.04)	3.29

Net asset value, end of year	$38.08	$39.59	$30.05	$31.18	$31.22
Total return[2]	(3.81)%	31.75%	(3.59)%	(0.16)%[3]	11.78%

Net assets, end of year (000s)	$78,846	$82,265	$68,697	$92,105	$104,110

Ratios to average net assets:
Gross expenses	1.92%[4]	2.03%[4]	2.09%	2.00%	2.06%
Net expenses[5,6]	1.90 [4]	1.90 [4]	1.90	1.90	1.90
Net investment loss	(0.35)	(0.20)	(0.19)	(0.36)	(0.58)

Portfolio turnover rate	31%[7]	176%	89%	39%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.67% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.51% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -1.06% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge International Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$43.90	$33.17	$34.16	$33.94	$30.15

Income (loss) from operations:
Net investment income	0.14	0.21	0.18	0.16	0.05
Net realized and unrealized gain (loss)	(1.50)	10.62	(1.17)	0.06	3.74
Total income (loss) from operations	(1.36)	10.83	(0.99)	0.22	3.79

Less distributions from:
Net investment income	(0.02)	(0.10)	—	—	—
Total distributions	(0.02)	(0.10)	—	—	—

Net asset value, end of year	$42.52	$43.90	$33.17	$34.16	$33.94
Total return[2]	(3.10)%	32.76%	(2.87)%	0.62%[3]	12.57%

Net assets, end of year (000s)	$30,126	$12,710	$7,126	$10,884	$11,157

Ratios to average net assets:
Gross expenses	1.22%[4]	1.29%	1.33%[4]	1.27%[4]	1.39%
Net expenses[5,6]	1.15 [4]	1.15	1.15 [4]	1.15 [4]	1.15
Net investment income	0.30	0.55	0.53	0.47	0.16

Portfolio turnover rate	31%[7]	176%	89%	39%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.00% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.09% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.56% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$42.65	$32.30	$33.35	$33.23	$29.60

Income (loss) from operations:
Net investment income (loss)	0.06	0.19	0.12	0.26	(0.01)
Net realized and unrealized gain (loss)	(1.48)	10.25	(1.17)	(0.14)	3.64
Total income (loss) from operations	(1.42)	10.44	(1.05)	0.12	3.63

Less distributions from:
Net investment income	—	(0.09)	—	—	—
Total distributions	—	(0.09)	—	—	—

Net asset value, end of year	$41.23	$42.65	$32.30	$33.35	$33.23
Total return[2]	(3.33)%	32.43%	(3.12)%	0.33%[3]	12.26%

Net assets, end of year (000s)	$4,895	$1,895	$160	$121	$34

Ratios to average net assets:
Gross expenses	1.53%	1.59%	1.61%	1.52%[4]	1.83%
Net expenses[5,6]	1.40	1.40	1.40	1.40 [4]	1.40
Net investment income (loss)	0.15	0.51	0.38	0.79	(0.04)

Portfolio turnover rate	31%[7]	176%	89%	39%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.18% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.03% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.18% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge International Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$45.48	$34.37	$35.30	$35.00	$31.00

Income (loss) from operations:
Net investment income	0.28	0.29	0.28	0.25	0.14
Net realized and unrealized gain (loss)	(1.57)	11.01	(1.21)	0.05	3.86
Total income (loss) from operations	(1.29)	11.30	(0.93)	0.30	4.00

Less distributions from:
Net investment income	(0.10)	(0.19)	—	—	—
Total distributions	(0.10)	(0.19)	—	—	—

Net asset value, end of year	$44.09	$45.48	$34.37	$35.30	$35.00
Total return[2]	(2.85)%	33.07%	(2.63)%	0.86%[3]	12.90%

Net assets, end of year (millions)	$429	$78	$25	$20	$19

Ratios to average net assets:
Gross expenses	0.91%[4]	0.98%	1.04%	0.96%[4]	1.02%
Net expenses[5,6]	0.90 [4]	0.90	0.90	0.90 [4]	0.90
Net investment income	0.60	0.74	0.83	0.69	0.41

Portfolio turnover rate	31%[7]	176%	89%	39%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.37% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.49% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been 0.00% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2018[2]

Net asset value, beginning of period	$47.90

Income (loss) from operations:
Net investment loss	(0.01)
Net realized and unrealized loss	(3.80)
Total loss from operations	(3.81)

Net asset value, end of period	$44.09
Total return[3]	(7.93)%

Net assets, end of period (000s)	$46

Ratios to average net assets:
Gross expenses	0.82%[4]
Net expenses[5,6]	0.80 [4]
Net investment loss	(0.17) [4]

Portfolio turnover rate	31%[7,8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 17, 2018 (inception date) to October 31, 2018.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

[8]	For the year ended October 31, 2018.

See Notes to Financial Statements.

26	ClearBridge International Growth Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Growth Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge International Growth Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	ClearBridge International Growth Fund 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks†:
Communication services	$6,726,223	$5,999,967	—	$12,726,190
Consumer discretionary	13,112,793	62,672,624	—	75,785,417
Consumer staples	42,490,445	51,890,283	—	94,380,728
Energy	12,272,552	—	—	12,272,552
Financials	17,291,251	83,955,064	—	101,246,315
Health care	38,627,207	21,649,370	—	60,276,577
Industrials	18,272,265	86,189,539	—	104,461,804
Information technology	20,000,161	64,131,244	—	84,131,405
Materials	26,788,409	29,777,605	—	56,566,014
Total long-term investments	195,581,306	406,265,696	—	601,847,002
Short-term investments†	31,424,778	—	—	31,424,778
Total investments	$227,006,084	$406,265,696	—	$633,271,780

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2018, securities valued at $406,265,696 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

ClearBridge International Growth Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

30	ClearBridge International Growth Fund 2018 Annual Report

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Commission recapture. The Fund had entered into an agreement with State Street Bank, its prior custodian, whereby a portion of commissions paid on investment transactions may have been rebated to the Fund. Such payments were included with realized gain (loss) on investment transactions. During the period November 1, 2017 through March 11, 2018, the Fund did not receive any commission rebates.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$447	$(459,806)	$459,359
(b)	(749)	749	—

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge Investments, LLC (“ClearBridge”) (ClearBridge, LLC prior to July 1, 2018. On July 1, 2018, ClearBridge, LLC transferred the Fund’s investment management and advisory agreement to ClearBridge Investments, LLC.). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays

ClearBridge International Growth Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund and provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, ClearBridge, LLC, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.15%, 1.90%, 1.15%, 1.40%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $56,990.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

32	ClearBridge International Growth Fund 2018 Annual Report

Pursuant to these arrangements, at October 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires October, 31, 2019	$21,759	$144,740	$12,871	$304	—	—
Expires October, 31, 2020	17,558	89,951	12,074	2,108	$15,178	—
Expires October, 31, 2021	4,115	15,691	12,277	3,591	18,199	$1
Total fee waivers/expense reimbursements subject to recapture	$43,432	$250,382	$37,222	$6,003	$33,377	$1

For the year ended October 31, 2018, fee waivers and/or expense reimbursements recaptured by ClearBridge, if any, were as follows:

	Class A	Class C	Class FI	Class I
ClearBridge recaptured	$3,674	$19,760	$260	$58,063

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$52,982	—
CDSCs	—	$4,271

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

ClearBridge International Growth Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$566,888,221
Sales	119,538,425	*

*	Excludes the value of securities delivered as a result of a redemption in-kind totaling $8,317,752.

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$670,690,114	$12,595,380	$(50,013,714)	$(37,418,334)

4. Derivative instruments and hedging activities

During the year ended October 31, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$141,072	†	$54,845
Class C	875,126	†	81,267
Class FI	46,316		30,093
Class R	14,542		6,370
Class I	—		178,054
Class IS1	—		1
Total	$1,077,056		$350,630

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2018, the service and/or distribution fees reimbursed amounted to $2 and $3,114 for Class A and Class C shares, respectively.

[1]	For the period September 17, 2018 (inception date) to October 31, 2018.

34	ClearBridge International Growth Fund 2018 Annual Report

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,117
Class C	18,805
Class FI	12,277
Class R	3,591
Class I	18,199
Class IS1	1
Total	$56,990

[1]	For the period September 17, 2018 (inception date) to October 31, 2018.

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Investment Income:
Class A	$28,038	$74,129
Class C	—	—
Class FI	6,472	20,915
Class R	—	694
Class I	205,500	144,267
Class IS1	—	—
Total	$240,010	$240,005

[1]	For the period September 17, 2018 (inception date) to October 31, 2018.

7. Shares of beneficial interest

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,584,849	$70,510,695	416,321	$15,730,761
Shares issued on reinvestment	592	25,024	2,096	65,432
Shares repurchased	(376,153)	(16,597,285)	(143,693)	(5,055,536)
Net increase	1,209,288	$53,938,434	274,724	$10,740,657

ClearBridge International Growth Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended October 31, 2018				Year Ended October 31, 2017
	Shares		Amount		Shares	Amount
Class C
Shares sold	482,088		$19,883,038		238,922	$8,969,088
Shares repurchased	(489,551)		(20,192,846)		(446,920)	(14,709,885)
Net decrease	(7,463)		$(309,808)		(207,998)	$(5,740,797)

Class FI
Shares sold	513,825		$23,828,851		121,456	$4,721,765
Shares issued on reinvestment	147		6,472		641	20,881
Shares repurchased	(95,016)		(4,339,749)		(47,364)	(1,739,414)
Net increase	418,956		$19,495,574		74,733	$3,003,232

Class R
Shares sold	90,759		$4,082,055		45,074	$1,596,765
Shares issued on reinvestment	—		—		16	506
Shares repurchased	(16,459)		(742,208)		(5,631)	(214,111)
Net increase	74,300		$3,339,847		39,459	$1,383,160

Class I
Shares sold	9,540,900		$453,567,756		1,215,298	$51,160,430
Shares issued on reinvestment	3,972		181,249		3,226	108,541
Shares repurchased	(1,346,804)		(63,033,855)		(225,661)	(8,704,615)
Shares redeemed in-kind	(185,623)		(8,317,752)		—	—
Net increase	8,012,445		$382,397,398		992,863	$42,564,356

Class IS
Shares sold	1,044	[1]	$50,000	[1]	—	—
Net increase	1,044	[1]	$50,000	[1]	—	—

[1]	For the period September 17, 2018 (inception date) to October 31, 2018.

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended October 31, 2018, the Fund had redemptions-in-kind with total proceeds in the amount of $8,317,752. The net realized gains on these redemptions-in-kind amounted to $498,673, which was not realized for tax purposes.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$240,010	$240,005

36	ClearBridge International Growth Fund 2018 Annual Report

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,189,886
Deferred capital losses*	(5,663,244)
Other book/tax temporary differences(a)	(55,395)
Unrealized appreciation (depreciation)(b)	(37,413,821)
Total accumulated earnings (losses) — net	$(41,942,574)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

ClearBridge International Growth Fund 2018 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of ClearBridge International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Growth Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

38	ClearBridge International Growth Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

ClearBridge International Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

40	ClearBridge International Growth Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

ClearBridge International Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

42	ClearBridge International Growth Fund

Executive Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

ClearBridge International Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

44	ClearBridge International Growth Fund

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge International Growth Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/19/2017
Payable date:	12/20/2017
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	4.54%
Foreign source income	99.67%*
Foreign taxes paid per share	$0.069534

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

46	ClearBridge International Growth Fund

ClearBridge

International Growth Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Growth Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge International Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/A 12/18 SR18-3499

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $248,670 in October 31, 2017 and $190,644 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $20,000 in October 31, 2017 and $0 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $139,757 in October 31, 2017 and $0 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2017 and $0 in October 31, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2018